                                                                      EXHIBIT 16

                               POWER OF ATTORNEY
                               -----------------


     The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper State Tax-Free Income Series.


Signature                          Title                    Date


/s/ John W. Ballantine             Trustee                  November 29, 2000

                               POWER OF ATTORNEY
                               -----------------


     The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper State Tax-Free Income Series.


Signature                          Title                    Date


/s/ Lewis A. Burnham               Trustee                  November 29, 2000

                               POWER OF ATTORNEY
                               -----------------


     The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper State Tax-Free Income Series.


Signature                          Title                    Date


/s/ Linda C. Coughlin              Trustee                  November 29, 2000

                               POWER OF ATTORNEY
                               -----------------


     The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper State Tax-Free Income Series.


Signature                          Title                    Date


/s/ Donald L. Dunaway              Trustee                  November 29, 2000

                               POWER OF ATTORNEY
                               -----------------


     The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper State Tax-Free Income Series.


Signature                          Title                    Date


/s/ Robert B. Hoffman              Trustee                  November 29, 2000

                               POWER OF ATTORNEY
                               -----------------


     The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper State Tax-Free Income Series.


Signature                          Title                    Date


/s/ Donald R. Jones                Trustee                  November 29, 2000

                               POWER OF ATTORNEY
                               -----------------


     The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper State Tax-Free Income Series.


Signature                          Title                    Date


/s/ Thomas W. Littauer             Trustee                  November 29, 2000

                               POWER OF ATTORNEY
                               -----------------


     The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper State Tax-Free Income Series.


Signature                          Title                    Date


/s/ Shirley D. Peterson            Trustee                  November 29, 2000

                               POWER OF ATTORNEY
                               -----------------


     The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper State Tax-Free Income Series.


Signature                          Title                    Date


/s/ William P. Sommers             Trustee                  November 29, 2000